UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
____________________

Date of Report (Date of earliest event reported): July 5, 2005

CENUCO, INC.
(Exact name of registrant as specified in its charter)

Delaware	033-25900	75-2228820
(State or Other Jurisdiction of Incorporation)	Commission File Number)	IRS Employer Identification No.)

2000 Lenox Drive, Suite 202, Lawrenceville, New Jersey 08648
(Address of Principal Executive Offices)

609-219-0930
(Registrant’s Telephone Number, including Area Code)

6421 Congress Avenue, Boca Raton, Florida 33487
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 140.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 4.01 Changes in Registrant’s Certifying Accountant

(a)  On July 5, 2005, Cenuco, Inc. (“Cenuco”) dismissed Salberg & Company, P.A. as the independent auditor of Cenuco and its subsidiaries.

Salberg & Company, P.A. performed the audit for Cenuco for the year ended June 30, 2004, which did not contain any adverse opinion or a disclaimer of opinion, nor was qualified as to audit scope or accounting principles.

During Cenuco’s two most recent fiscal years and during any subsequent interim period prior to the July 5, 2005 dismissal as Cenuco’s independent auditors, there were no disagreements with Salberg & Company, P.A. with respect to accounting or auditing issues of the type discussed in Item 304(a)(iv) of Regulation S-B.

In a Current Report on Form 8-K filed by Cenuco with the Securities and Exchange Commission on December 19, 2003 (the “December 19, 2003 Form 8-K”), among other things, Cenuco reported that Grant Thornton LLP, by letter dated December 10, 2003, terminated its relationship as the independent accountant for Cenuco. Grant Thornton LLP had been the independent auditor for, and audited the financial statements of, Cenuco. Item 4 of the December 19, 2003 Form 8-K is hereby incorporated herein by reference in its entirety.

(b)  The audit committee of Cenuco’s board of directors approved the engagement of the firm of BDO Seidman, LLP, 90 Woodbridge Center Drive, 7th Floor, Woodbridge, New Jersey 07095, as Cenuco’s independent auditors. Such appointment was accepted by BDO Seidman by letter dated July 8, 2005.

During Cenuco’s two most recent fiscal years or any subsequent interim period prior to engaging BDO Seidman, LLP, Cenuco, or someone on Cenuco’s behalf, had not consulted BDO Seidman, LLP regarding any of the accounting or auditing concerns stated in Item 304(a)(2) of Regulation S-K.

On July 7, 2005, Cenuco provided Salberg & Company, P.A. with a copy of this disclosure and requested such firm that it furnish a letter to Cenuco, addressed to the Securities and Exchange Commission, stating that it agreed with the statements made in this Item 4.01 or the reasons why it disagreed. A copy of such letter is attached hereto as Exhibit 16.1.

By letter dated December 18, 2003, addressed to the Securities and Exchange Commission, Grant Thornton LLP stated that it had read Item 4 in the December 19, 2003 Form 8-K and that it was in agreement with the statements contained therein and such letter was filed as Exhibit 16.1 to the December 19, 2003 Form 8-K. Exhibit 16.1 to the December 19, 2003 Form 8-K is hereby incorporated herein by reference in its entirety.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

Number	Description of Exhibit

16.1	Salberg & Company, P.A. LLP letter regarding change of accountants (1)

16.2	Grant Thornton LLP letter regarding change of accountants (2)

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(1)	Filed herewith

(2)	Filed as Exhibit 16.1 to the Current Report on Form 8-K on December 19, 2003 and incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 5, 2005	CENUCO, INC.

	By:	/s/ Joseph A. Falsetti
Joseph A. Falsetti
Chief Executive Officer